UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 22, 2003 Date of Report (Date of Earliest Event Reported)

WM. WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois	60611
(Address of principal executive Offices)	(Zip Code)

(312) 644-2121 (Registrant’s Telephone Number, Including Area Code)

This Current Report on Form 8-K is furnished by Wm. Wrigley Jr. Company, a Delaware corporation (the “Company”), in connection with the matters described herein.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1	Press Release dated July 22, 2003, issued by the Company, regarding the Company’s results of operations and financial condition for the second fiscal quarter ended June 30, 2003.

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2003, the Company issued a Press Release to the public regarding the Company’s results of operations and financial condition for the second fiscal quarter ended June 30, 2003. The said Press Release is attached to this report as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

By:	/s/ Howard Malovany Name: Howard Malovany Title: Vice President, Secretary and General Counsel

Date: July 22, 2003

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INDEX TO EXHIBITS

(99) ADDITIONAL EXHIBITS

99.1 Press Release dated July 22, 2003.

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